The Japan Fund, Inc.

Supplement dated June 2, 2005
to the Prospectus and
Statement of Additional Information dated May 1, 2005

This Supplement provides new and additional information beyond that which is contained in the Prospectus and Statement of Additional Information (“SAI”). Please keep this Supplement and read it together with the Prospectus and SAI.

          On June 1, 2005, the shareholders of The Japan Fund, Inc. approved the 12b-1 Distribution and Shareholder Servicing Plan (“12b-1 Plan”) and elected directors. The 12b-1 Distribution and Shareholder Servicing Plan fee will begin being charged on September 1, 2005. This fee will replace the existing shareholder servicing fee and until September 1, 2006 will be equal to or less than the existing shaerholder servicing fee.

          In the Prospectus, the table in the section entitled “How Much Investors Pay” on page 8 is replaced in its entirety by the following table:

Fee Table

Shareholder Fees, paid directly from your investment

Redemption Fee, on shares owned less
than six months (% of amount redeemed)	2.00%

Annual Operating Expenses,[1] deducted from fund assets

Management Fee	0.77%[2]
Distribution (12b-1) / Shareholder Servicing Fees	0.25%[3]
Other Expenses	0.50%

Total Annual Operating Expenses	1.52%[3]

          Based on the costs above, the below example helps you compare the Fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

     1 The Annual Operating Expenses in this table are shown as of December 31, 2004, as restated in accordance with SEC requirements to show the effect that (1) a recent change in the manner in which the Fund pays for fees charged by certain omnibus account sponsors and (2) the implementation of the Fund’s 12b-1 Plan would have had if both that change and the 12b-1 Plan had been effective during the fiscal year ended December 31, 2004.

     2 Includes an advisory fee of 0.57% payable to FMR, an administration fee of 0.15% payable to SEI Investments and additional expenses of approximately 0.05% payable by the Fund for other management functions, including the Office of the President of the Fund.

     3 The 12b-1 Distribution and Shareholder Servicing Plan fee will begin being charged on September 1, 2005. This fee will replace the existing shareholder servicing fee and until September 1, 2006 will be equal to or less than the existing shaerholder servicing fee. Distribution/Service (12b-1) Fees are expected to be less than the amount shown above because the Board has determined that during the twelve months following approval of the 12b-1 Plan by shareholders the Fund will waive 0.10% of the maximum 12b-1 Fee of 0.25% . After the end of that year, the Board may raise the 12b-1 Fee to up to 0.25% . With this fee waiver, the Fund’s expected total annual operating expenses are 1.42% .

Example	1 Year	3 Years	5 Years	10 Years

Class S shares	$154	$480	$829	$1,813

          In the SAI, the section titled “The Shareholder Servicing Agent” on page 29 will now read as follows:

          On June 1, 2005, The Japan Fund, Inc. shareholders approved a 12b-1 Distribution and Shareholder Servicing Plan (“12b-1 Plan”). Under the 12b-1 Plan, the Fund may charge an annual distribution expense and service fee (the “12b-1 Fee”) to finance distribution and shareholder service expenses pursuant to the terms of the 12b-1 Plan. The 12b-1 Fee shall not exceed 0.25% of the Fund’s average daily net assets on an annual basis (the “Maximum Fee”), however, the Board has determined that during the twelve months following shareholder approval of the 12b-1 Plan, the 12b-1 Fee will not exceed 0.15% of the Fund's average daily net assets on an annual basis. Such fee shall be calculated and accrued daily and paid at such intervals as the Board shall determine, subject to any applicable restriction imposed by rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

          Pursuant to the 12b-1 Plan, the Fund, or its distributor, may enter into written agreements (“Related Agreements”) approved by the Board with one or more securities dealers, financial institutions or any other person, including the distributor (each such dealer, institution or person, a “Service Organization”) pursuant to which the Fund shall use the 12b-1 Fee to reimburse such Service Organization for expenses incurred by the Service Organization in: (i) undertaking any activity primarily intended to result in sale of shares of the Fund, including promotion and distribution; or (ii) the provision of services to the shareholders of the Fund. The expenses reimbursed pursuant to this Plan may, as determined by the Board, include an element of reasonable profit to the Service Organization. Each Related Agreement shall provide the maximum amount of expenses for which the corresponding Service Organization may be reimbursed on an annual basis (the “Maximum Reimbursable Amount”). The aggregate amount of expenses reimbursable on an annual basis under all Related Agreements may not exceed the Maximum Fee. An expense incurred by a Service Organization that is not reimbursable at the time such expense is incurred (including expenses not reimbursable due to the Maximum Reimbursable Amount and Maximum Fee limits) may not be carried forward for future payment. All such expenses shall be the sole responsibility of the Service Organization that incurred such expenses. The 12b-1 Plan also provides that if any payment made by the Fund to a third party is deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the meaning of Rule 12b-1, then such payments shall be deemed to be authorized by the 12b-1 Plan.

          If any amount of the 12b-1 Fee is not used to reimburse a Service Organization pursuant to a Related Agreement, the Fund may use such remaining amount for its expenses of distributing its shares including, but not limited to, payment for the cost of preparing, printing and distributing prospectuses and statements of additional information to prospective investors and of implementing and operating the 12b-1 Plan as well as payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead costs. If any amount of the 12b-1 Fee is not otherwise used under the 12b-1 Plan, such amount shall be returned to the Fund in such manner as is determined by the Board.

          The continuance of the 12b-1 Plan must be specifically approved at least annually by the vote of the Board of Directors of the Fund, including a majority of the Directors who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to the 12b-1 Plan (the “12b-1 Directors”), cast in person at a meeting called for the purpose of voting on such approval.

          On September 1, 2005, the Fund and SIDCo will enter into a Distribution and Shareholder Services Agreement (the “SEI Related Agreement”), which constitutes a Related Agreement under the 12b-1 Plan. Pursuant to this Agreement, SIDCo performs distribution, promotional, marketing, and shareholder services for the Fund. In return, the Fund reimburses SIDCo for its expenses incurred in providing these services, subject to a certain maximum amount of reimbursements that SIDCo may receive annually (described below). The expenses reimbursed pursuant to the SEI Related Agreement may include an element of reasonable profit to SIDCo, provided that for any expense incurred by SIDCo due to a payment to a third party, SIDCo shall be reimbursed only to the extent of SIDCo’s payment to the third party.

          During the twelve month period following the date the SEI Related Agreement became effective, SIDCo is entitled to be reimbursed from the 12b-1 Fee for the expenses it incurs in performing services under the Agreement in an amount not to exceed 0.15% of the Fund’s average daily net assets on an annual basis. After such initial twelve month period, the maximum annual reimbursable amount under the SEI Related Agreement may be increased, or otherwise adjusted, in such manner as SIDCo and the Board may agree, subject to the 0.25% limit of the Maximum Fee.

          Any expense incurred by SIDCo under the SEI Related Agreement that is not reimbursable under the SEI Related Agreement at the time such expense is incurred (including expenses not reimbursable due to the Maximum Fee limit) may not be carried forward for future payment.

          The SEI Related Agreement will continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Board, including a majority of the 12b-1 Directors. The SEI Related Agreement may be terminated at any time, without payment of any penalty, by SIDCo, by vote of a majority of the 12b-1 Directors or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to any other party to the SEI Related Agreement. The SEI Related Agreement shall terminate automatically if assigned.

          Prior to the SEI Related Agreement, the Fund and SIDCo. were parties to a shareholder servicing agreement dated July 25, 2002 (the “Shareholder Servicing Agreement”) whereby SIDCo. acted as shareholder servicing agent for the Fund. Prior to July 25, 2002, Scudder Service Corporation, Inc. (the “Prior Servicing Agent”) served as shareholder servicing agent for the Fund. For its services under the Shareholder Servicing Agreement, SIDCo. received an annual fee, payable monthly, in the amount of 0.25% of the Fund’s average daily net assets. During the term of the Shareholder Servicing Agreement, SIDCo. voluntarily reduced its annual fee to 0.15% pursuant to a waiver.

          For the fiscal years ended December 31, 2004 and 2003 and for the period of October 7, 2002 to December 31, 2002 the amount charged to the Fund by SIDCo. (net of waivers) was $632,668, $430,507 and $89,682, respectively. For the period of January 1, 2002 to October 6, 2002, the amount charged to the Fund by the Prior Servicing Agent aggregated $299,436.

          In the SAI, the text under “Independent Directors” on pages 47 and 48 is deleted and replaced as follows:

INDEPENDENT DIRECTORS

WILLIAM L. GIVENS (75) - Director and Chairman of the Board of Directors (since 1978) - President, Twain Associates (consulting firm) since 1978.

J. DOUGLAS AZAR (59) Director (since June 1, 2005) - Retired, October 2000 to present; Chief Executive Officer, US Retail Financial Services, ING (insurance), April 2000 to October 2000; Senior

Executive Japan, American International Group (insurance), September 1996 to April 2000; Director Meritage, Inc. (machine tool distribution) February 2004 to present.

LYNN S. BIRDSONG (58) - Director (since 2003) - Self Employed Consultant in the asset management industry, November 2002 to present; Partner, George Birdsong Co. (specialty advertising), January 1981 to present; Managing Director, Zurich Scudder Investment (asset management), January 1979 to April 2002; Director, The Hartford Funds, May 2003 to present; Director, Berkshire Farm for Youth, June 2003 to present.

SHINJI FUKUKAWA (74) - Director (since 2001) - Executive Advisor, Dentsu Inc. (advertisement), July 2002 to present; Senior Advisor, Global Industrial and Social Progress Research Institute (thinktank), December 1988 to present; Chief Executive Officer, Dentsu Institute for Human Studies (thinktank) from November 1994 to June 2002.

TAKESHI ISAYAMA (62) - Director (since January 2005) - Vice Chairman, Nissan Motor Co., September 2001 to present; Visiting Scholar, Asia Pacific Research Center, Stanford University, September 2000 to 2001; Adviser, Mitsui Marine & Fire Insurance Co., Ltd., October 1999 to August 2001; Adviser, Mechanical Social Systems Foundation (mechanical engineering research), October 1999 to 2000.

YOSHIHIKO MIYAUCHI (69) - Director (since 1996) - Chairman and Chief Executive Officer, ORIX Corporation (financial services), 2000 to present; President and Chief Executive Officer, ORIX Corporation, December 1980 to April 2000. Director, ORIX Baseball Club Co., Ltd.; Director, Nippon Venture Capital Co., Ltd.; Director, Fuji Xerox Co., Ltd.; Director, Aozora Bank, Ltd.; Director, Mercian Corporation; Director, Yasuda and Pama Limited; Director, ORIX Australia Corporation Limited; Director, Infrastructure Leasing & Financial Services Limited; Director, ORIX America, Inc.; Director, ORIX Commercial Alliance Corporation; Director, ORIX Financial Services, Inc.; Director, ORIX USA Corporation; Director, ORIX Capital Markets, LLC.; Director, ORIX Hawaii, Inc.; Director, Showa Shell Sekiya K.K.; Director; Sony Corporation.

OSAMU NAGAYAMA (57) - Director (since June 1, 2005) - President and CEO, Chugai Pharmaceutical Co., Ltd., September 1992 to present (as President and CEO); President, The Japan Pharmaceutical Manufacturers Association, May 1998 to May 2004.

SEC File Number:
The Japan Fund, Inc.	811-01090	JPN-SK-001-0100 (6/05)